Annual Meeting of
Stockholders

Huron, SD
April 22, 2010

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

who we are…
¾ 661,000 customers
 » 396,000 electric
 » 265,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, South Dakota, and Nebraska
 » 32,000 miles of electric T&D lines
 » 8,400 miles of natural gas T&D pipelines
 » 18 Bcf natural gas storage
¾ Total generation (mostly base load coal)
 » MT - 222 MW - regulated
 » SD - 312 MW - regulated
¾ Total Assets: $2,814 MM
¾ Total Capitalization: $1,758 MM(1)
¾ Total Employees: 1,354
Located in states with relatively stable
economies with potential grid expansion.
Above data as of 3/31/10
(1) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

NorthWestern’s attributes…
¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Low single A secured credit ratings with a strong balance sheet and liquidity
 » April 15, 2010 Fitch upgraded secured and unsecured ratings to A- and BBB+
 respectively
¾ Positive earnings and ROE trend
 » Colstrip Unit 4 into rates effective January 1, 2009
 » Delivery services rate cases for Montana electric and natural gas
 » Mill Creek Generation Station into rate early 2011
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield until likely 2014
 » 94% pension funded status allows us to shift operating cash flows toward growth
¾ Competitive total shareholder return and growing dividend
 » Added to S&P 600 SmallCap Index on April 9, 2010
¾ Constructive regulatory environment
¾ Forbes.com listed as one of “100 Most Trustworthy Companies”
¾ Realistic growth prospects

low single A secured credit ratings…

strong balance sheet and liquidity…
¾ Total Debt / Total capitalization of 54.3%(1)
¾ May 2010
 » We anticipate refinancing existing $225 million, 5.875% Senior Secured Notes due
 2014 with 15 year First Mortgage Bonds due 2025. Bonds priced April 15th at 5.01%
 with closing expected in May.
¾ October 2009
 » New issue - $55 million, 30 year, 5.71% First Mortgage Bonds
¾ June 2009
 » Extended unsecured revolver maturity and increased size from $200 to $250 million
¾ March 2009
 » New Issue - $250 million, 10 year, 6.34% First Mortgage Bonds
¾ Total liquidity currently in the $230 million range
¾ Nearly all long-term debt matures after 2015(2)
(1) Total Debt / Total capitalization as of 3/31/10
(2) Assumes the $225 million debt refinancing is completed in May as anticipated reaffirming 2010 EPS guidance…
¾ The major assumptions include, but are not limited to, the following expectations:
 » A consolidated income tax rate of approximately 30% of pre-tax income;
 » No impact from requested rate increase in Montana due to anticipated final order in the rate case during the fourth quarter of 2010;
 » Fully diluted average shares outstanding of 36.5 million; and
 » Normal weather in the Company’s electric and natural gas service territories for the remainder of 2010 positive earnings and ROE trend…
Recent authorized ROE’s: Mill Creek (10.25%)
and Colstrip Unit 4 (10.00%).
* 2010 Estimate for illustrative purposes only and based on guidance range $1.95 - $2.10 and 36.5 million fully diluted shares strong cash flows…
Earnings growth and NOLs provide strong cash flows to
fund future investment.

2010 cash flow freed up for investment…

It is also anticipated that our $93 million investment to fund pension in
2009 will free up significant cash flow for future investment.

12/31/09 pension funded status…

Data source: SNL Financial

competitive total shareholder return…
Data source: SNL Financial

and growing dividend…
Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5%.
(1) 2010 estimated payout range assumes midpoint of $1.95 - $2.10 guidance range constructive regulatory environment…
¾ Montana
 » Rate cases filed October 2009 requesting $17.5 million revenue increase
 ♦ November 2009 the MPSC determined the initial filing failed to comply with minimum filing requirements related to allocated cost of service and rate design
 ♦ February 2, 2010 our supplemental filing was accepted as compliant
 ♦ March 31, 2010 the procedural schedule was temporarily suspended pending resolution of confidential treatment of various data requests
 ♦ April 13, 2010 protective order for confidential treatment of data was granted
 ♦ It is anticipated the procedural schedule will be reestablished in time for our rate adjustment to become effective during the fourth quarter of 2010
 » Mill Creek Generation Station filed with MPSC
 ♦ Under construction with $119.8 million capitalized CWIP as of March 31, 2010
 ♦ Interim rates will be requested when plant comes online (expected by 12/31/10)
 » Colstrip Unit 4 placed into rate base starting January 2009
¾ South Dakota / Nebraska
 » Expect to file natural gas rate cases during 2011
Maintaining positive regulatory relations in all jurisdictions constructive regulatory environment…
¾ FERC
 » Working with FERC for MSTI rate design
 ♦ FERC encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers for existing OATT
 » FERC approved 230kV Renewable Collector Open Season
 » Initial Open Season informational meetings for both MSTI and 230kV
 Renewable Collector system were held March 25, 2010
 » Anticipate Mill Creek Federal filing during the second quarter of 2010
Maintaining positive regulatory relations in all jurisdictions economic status of service territory…
¾ Unemployment rates in Montana,
 South Dakota , and Nebraska are
 the best in the nation. However
 the national recession still impacts
 NorthWestern through:
 » Lower OASIS sales to the west
 » MAPP pricing to the east
 » Industrial losses
 » Slower customer growth

near-term potential earnings drivers…
¾ In 2010 we anticipate
 » Due to higher ratio of residential/commercial vs. industrial customers and a relatively healthy economy within our service territory we anticipate modest recovery in volumes and economic activity in 2010
 ♦ Electric: 69% Residential & Commercial, 31% Industrial
 ♦ Natural Gas: 99% Residential & Commercial, 1% Industrial
 » Montana rate adjustment expected to take effect last quarter of 2010
¾ 2011 we anticipate:
 » Full year effect of Montana rate adjustment
 » Potential South Dakota and Nebraska natural gas rate adjustments
 » Mill Creek in rate base
 ♦ Approximately $10 million annualized contribution to net income long-term balanced growth opportunities…
¾ Distribution system enhancements
 » Exploring incremental rate based investment to enhance reliability and capacity, improve rural service, and prepare the system for potential smart grid applications (early stages)
¾ Energy supply
 » Mill Creek Generation Station
 » South Dakota peaking generation
 » Big Stone pollution control equipment (early stages)
 » Natural gas reserves (early stages)
 » Wind projects and other renewable projects (early stages)
¾ Transmission projects
 » Colstrip 500 kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » Electric Transmission America (ETA) (early stages)
 » Green Power Express (ITC) (early stages)

great wind potential in our service territory…

service territory is a link between supply…

and demand…

our proposed transmission projects…

growth project potential…
Opportunity to increase and diversify earnings as compared with our existing $1.5 billion rate base.

capex spending - next few years…
Utility
Maintenance
Capex is funded
100% by free
cash flow.
MSTI project is now slated for early
2015 and capex has been modified
accordingly. Capital still shown at
100% but still evaluating partners.
Additional equity not anticipated
until we proceed with MSTI or other
major investments not shown here.
We will move forward with
the funding of these projects only
when they make economic sense.

growth project milestones ’10 & ’11…
2010
Mill Creek
¾Test “fire” the turbines
Q3
¾Periodic filings with MPSC / FERC
Q3/Q4
¾Complete Construction
Q4
¾Commercial operation date
Q4
500 kV Upgrade
¾Finalize commercial terms with partners
Q4
¾WECC phase 1 planning process completed
Q4
¾Decision point on proceeding w/construction
Q4
230 kV Collector System
¾Open season information meeting
Q1
¾Collector open season commences
Q2
¾LGIA tendered to qualified participants
Q4
MSTI
¾Draft EIS
Q2
¾Phase 1 of open season
Q3
¾Phase 2 of open season
Q4
2011
Mill Creek
¾Providing regulating services	Q1
¾Completion of MPSC prudence review	Q1
500 kV Upgrade
¾WECC phase 2 rating	Q3
¾Construction begins	Q3
230 kV Collector System
¾Open season results posted	Q1
¾Customers provide full credit support	Q1
¾FERC approvals of OATT waivers	Q2
¾WECC regional planning approval	Q4
MSTI
¾Open season results posted	Q1
¾FERC approvals of OATT waivers	Q1
¾EIS Record of Decision	Q1
¾Customers provide full credit support	Q2
¾Begin right of way procurement	Q4

in summary…
¾ Solid operations
¾ Low single A secured credit ratings with a
 strong balance sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive total shareholder return and
 growing dividend
¾ Constructive regulatory environment
¾ Realistic growth prospects